UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)  July 26, 2005

Affiliated Managers Group, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-13459	04-3218510
(Commission File Number)	(IRS Employer Identification No.)

600 Hale Street
Prides Crossing, Massachusetts	01965
(Address of Principal Executive Offices)	(Zip Code)

(617) 747-3300

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02                                       Results of Operations and Financial Conditions.

On July 27, 2005, Affiliated Managers Group, Inc. (the “Company”) issued a press release setting forth its financial and operating results for the quarter ended June 30, 2005.  A copy of this press release is furnished as Exhibit 99.1 hereto and is hereby incorporated by reference herein.

ITEM 5.02                                       Election of Directors.

On July 26, 2005, the Board of Directors elected Mr. Patrick T. Ryan as a director of the Company and a member of the Compensation Committee of the Board of Directors. Mr. Ryan is President and Chief Executive Officer of PolyMedica Corporation, a leading direct-to-consumer provider of health care products and services for individuals with chronic diseases.  Before joining PolyMedica, Mr. Ryan served as the Chairman and CEO of Physicians Dialysis Inc., the nation’s sixth largest dialysis provider when it was acquired by DaVita Inc., in September 2004.  Previously, Mr. Ryan served as President and Chief Executive Officer of PrincipalCare Inc., a company specializing in women’s healthcare, and ImageAmerica, Inc., a publicly-traded company that provided medical diagnostic imaging services.  Earlier in his career, Mr. Ryan was the co-founder of RB Diagnostics, a company providing diagnostic imaging services, and also served as a Regional General Manager of American Hospital Supply Corporation.  Mr. Ryan currently serves as a director for PolyMedica Corporation. Mr. Ryan holds a B.A. in Political Science and Sociology from the University of Rochester. A copy of the press release announcing his election is furnished as Exhibit 99.2 hereto and is hereby incorporated by reference herein.

ITEM 9.01                                       Financial Statements and Exhibits.

(c)                                  Exhibits.

Exhibit No.	Description

99.1*	Earnings Press Release issued by the Company on July 27, 2005.

99.2*	Press Release issued by the Company on July 26, 2005.

*  This exhibit shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section, nor shall it be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AFFILIATED MANAGERS GROUP, INC.

Date: July 27, 2005	By:	/s/ John Kingston, III
		Name:	John Kingston, III
		Title:	General Counsel and Senior Vice President

EXHIBIT INDEX

Exhibit No.	Description

99.1*	Earnings Press Release issued by the Company on July 27, 2005.

99.2*	Press Release issued by the Company on July 26, 2005.

*  This exhibit shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section, nor shall it be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934.